(logo)OPPENHEIMERFUNDS
Patricia C. Foster                                    OppenheimerFunds, Inc.
Vice President                                        Rochester Division
and Assistant Counsel                                 350 Linden Oaks
                                                      Rochester, NY 14625-2807
                                                      716-383-1300



                                                      March 24, 1997


Securities and Exchange Commission
Mail Stop 0-7, Filer Support
6432 General Green Way
Alexandria, VA  22312

                  Re:      Rochester Fund Municipals
                           Reg. No. 33-3692
                           File No. 811-3614

To the Securities and Exchange Commission:

         An electronic ("EDGAR") filing is hereby made under Rule 497(e) of the Securities Act of 1933, as amended, on behalf of Rochester Fund Municipals (the "Fund"). This filing consists of a supplement dated March 24, 1997 to the Fund's Prospectus dated March 16, 1997.

                                                       Very truly yours,



                                                       /s/ Patricia C. Foster
                                                       ------------------------
                                                       Patricia C. Foster
                                                       Vice President
                                                       and Assistant Counsel
                                                       (800) 552-1149





cc:      Kirkpatrick & Lockhart LLP
         Price Waterhouse LLP
         Gloria LaFond
         Grace Loffredo

                            ROCHESTER FUND MUNICIPALS
                         Supplement dated March 24, 1997
                     to the Prospectus dated March 16, 1997


The Prospectus is revised to restate the hypothetical examples shown to reflect the effect of total fund operating expenses on an investment over time. The sub-section captioned "Examples" on pages 4 and 5 is deleted in its entirety and replaced with the following:

         o Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below.
Assume that you make a $1,000 investment in shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                         1 year       3 years       5 years      10 years*
                         --------     ---------     ---------    -----------
     Class A Shares      $55          $72           $91          $144
     Class B Shares      $67          $83           $111         $154
     Class C Shares      $27          $53           $91          $198

If you did not redeem  your  investment, it would incur the following expenses:

                         1 year       3 years       5 years      10 years*
                         --------     ---------     ---------    -----------
     Class A Shares      $55          $72           $91          $144
     Class B Shares      $17          $53           $91          $154
     Class C Shares      $17          $53           $91          $198

*In the first example, expenses include the Class A initial sales charge of 4.75% and the applicable Class B or Class C contingent deferred sales charge. In the second example, Class A expenses include the initial sales charge, but Class B and Class C expenses do not include contingent deferred sales charges. Because of the effect of the asset-based sales charge and contingent deferred sales charge imposed on Class B and Class C shares, long-term holders of Class B and Class C shares could pay the economic equivalent of more than the maximum
                                                                 (continued)
front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. See "How to Buy Shares - Buying Class B Shares" for more information.

These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, which may be more or less than the amounts shown.


March 24,1997                                                     PSO365.002